UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 31, 2006
BAYOU CITY EXPLORATION, INC.
(Exact name of registrant as specified in its chapter)

Nevada	0-277443	51-0372090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10777 Westheimer Road, Suite 170
Houston, Texas 77042

(Address of principal executive offices)
Registrant’s telephone number, including area code: (832) 358-3900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
(a)	Bayou City Exploration, Inc. (the “Company”) issued warrants (the “Warrants”) to purchase 13,750,000 shares of its common stock at $0.50 per share in connection with its private placement under Regulation S on December 31, 2004. Through October 31, 2006, 2,175,000 of the Warrants have been exercised. By resolution effective October 31, 2006, the Company extended the expiration date of the Warrants to December 31, 2006. All other provisions of the Warrants remain in effect. Issuance of the shares upon exercise of the Warrants is subject to compliance with the registration provisions of the Securities Act of 1933 (the “Act”) or an exemption from registration under the Act.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 3, 2006

BAYOU CITY EXPLORATION, INC.

By:	/s/ Morris T. Hewitt

Morris T. Hewitt President and Chief Executive Officer